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                           SECOND AMENDMENT TO THE
                            TRAMMELL CROW COMPANY
                        EMPLOYEE STOCK PURCHASE PLAN



         THIS SECOND AMENDMENT is effective as set forth below and is made by the Benefits Committee of Trammell Crow Company, a Delaware corporation (the "Company").

                           W I T N E S S E T H:
                           -------------------

         WHEREAS, the Company has previously established the Trammell Crow Company Employee Stock Purchase Plan effective March 1, 1998 (the "Plan") for the benefit of eligible employees, as subsequently amended;

         WHEREAS, the Company has established a benefits committee (the "Benefits Committee") to administer certain plans maintained by the Company;

         WHEREAS, the Benefits Committee is responsible for the administration of the Plan;

         WHEREAS, pursuant to paragraph 15 of the Plan, the Benefits Committee has the right to make certain amendments to the Plan;

         WHEREAS, the Benefits Committee desires to amend the Plan such that employees who terminate employment within two weeks of the end of an offering period may exercise options under the Plan; and

         WHEREAS, such amendment is within the scope of the Benefits Committee's powers.

         NOW, THEREFORE, the Plan is hereby amended as follows, effective July 1, 1999;

              Paragraph 9 is hereby amended by adding the following at the end thereof:

              "Notwithstanding the preceding provisions of this paragraph 9, if a participant's employment terminates within the last two weeks of an option period, the participant's participation in the Plan shall not automatically terminate. Rather, such participant shall be deemed to have exercised his options at the end of the offering period pursuant to paragraph 7, unless the participant elects to withdraw in whole from the Plan, in which case the preceding sentence shall apply."

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         NOW, THEREFORE, be it further provided that, except as stated above, the Plan shall continue to read in its current state.

         IN WITNESS WHEREOF, this Second Amendment has been executed by a duly authorized officer of the Company as of the date specified below and effective as set forth herein.




                                        TRAMMELL CROW COMPANY,
                                        a Delaware corporation




                                        By:    /s/ William P. Leiser
                                           -------------------------------------

                                        Name:      William P. Leiser
                                             -----------------------------------

                                        Title:     Executive Vice President
                                              ----------------------------------

                                        Dated:     December 27, 1999
                                              ----------------------------------







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